--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                               November 30, 1998









Dear Shareholders:

     Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain a loosening bias.

     Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly. Third quarter GDP registered a 3.3% annualized growth rate, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

     This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.



Sincerely,

/s/ LAURENCE D. FINK   /s/ RALPH L. SCHLOSSTEIN
--------------------   ------------------------

Laurence D. Fink       Ralph L. Schlosstein
Chairman               President

                                                              November 30, 1998


Dear Shareholder:

We are pleased to present the annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the fiscal year ended October 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities, with approximately 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasury securities and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated "BBB" by Standard & Poor's or "Baa" Moody's at time of purchase or be issued or guaranteed by the Canadian or U.S. governments or their agencies.

The table below summarizes the performance of the Trust's stock price and NAV over the period:



                       ------------------------------------------------

                                 10/31/98       10/31/97       CHANGE         HIGH           LOW
 STOCK PRICE                  $  9.875       $ 10.5625      (6.51)%     $ 10.8125     $  9.3125
 NET ASSET VALUE (NAV)        $ 11.88        $ 12.47        (4.73)%     $ 12.62       $ 11.44
 CURRENCY EXCHANGE RATE       $  0.6481      $  0.7095      (8.65)%     $  0.7152     $  0.6321
 10-YEAR U.S. TREASURY NOTE      4.61%          5.83 %      (20.93)%         5.95%         4.16%

THE CANADIAN AND U.S. FIXED INCOME MARKETS

The first half of the Trust's fiscal year was characterized by the positive momentum and bull market trend that brought Treasury yields towards historic lows. The low Treasury yields were due to budget surplus projections as well as the Fed's decision to move from a tightening to a neutral policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, and a less than expected impact on trade from the Asian financial crisis.

GDP growth measured at a very strong 5% for the first quarter of 1998; however, signs of a slowdown became evident when economic data for April and May began to lag.

The second half of the trust's fiscal year witnessed virtually unparalleled market turbulence. During the second quarter of 1998, GDP growth faltered to a 1.8% rate due to slower output and an increasing trade deficit created by a strong U.S. dollar. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and weakness overseas, especially Asia, drove prices for U.S. goods higher relative to foreign goods.

In the Trust's final quarter, U.S. GDP growth rebounded to a 3.3% pace; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Spread sectors widened dramatically as a result of the sell-off. In addition, the global financial markets witnessed a credit crunch where even higher-grade securities were affected. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter 1998, the Fed eased interest rates on September 29, 1998 by 25 basis points ("bps") and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

After underperforming the U.S. Treasuries in the fourth quarter of 1997, Canadian bonds rebounded in the first quarter of 1998. Sharp declines in world equity and currency markets placed pressure on the Canadian dollar in late 1997, causing the Bank of Canada to continually raise short term interest rates in hopes of bringing Canadian dollar weakness to a halt. During the second and third quarter of 1998 economic weakness and lower commodity prices caused the Canadian dollar to continue to depreciate to historically low levels. In an attempt to shore up the plummeting Canadian dollar, the Bank of Canada raised its benchmark bank rate by 100bps or 1% to 6% in late August. Half of the rate increase has evaporated since August, as the Bank of Canada matched the first two rate cuts by the Federal Reserve.

Despite the weakness in the Canadian dollar, the Bank of Canada still has the flexibility to continue to cut interest rates in response to slowing economic growth because inflation still remains in the central bank's 1-3% target range. The Trust belives that better relative value can be found in the United States market. As a result, the Trust's allocation at fiscal year end was 52% United States and 48% Canada. Economists expect Canadian interest rates to move in lock step with U.S. rates for the remainder of the year, as the Bank of Canada tries to avert an economic slowdown.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury; this means that for given a change in interest rates, the movement in the Trust's NAV can be expected to approximate the price movement of the 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The
Trust's Canadian exposure has generally remained between 65% and 75% of the portfolio's assets; however, this allocation may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart compares the Trust's current and October 31, 1997 asset composition:


                                SECTOR BREAKDOWN


 COMPOSITION                        OCTOBER 31, 1998   OCTOBER 31, 1997
-------------------------------------------------------------------------
  CANADIAN PORTFOLIO ALLOCATION           48%                65%
-------------------------------------------------------------------------
  Canadian Government Securities          17%                17%
  Canadian Corporate Bonds                11%                15%
  Ontario                                  6%                 8%
  New Brunswick                            4%                 4%
  Canadian Mortgages                       2%                 5%
  Saskatchewan                             2%                 3%
  Nova Scotia                              2%                 2%
  Prince Edward Island                     2%                 2%
  Newfoundland                             1%                 3%
  Quebec                                   1%                 4%
  British Columbia                        --                  1%
  Manitoba                                --                  1%

        U.S. PORTFOLIO ALLOCATION                    52%   35%
-------------------------------------------------------------------
        U.S. Government Securities                   20%    9%
        Interest Only Mortgage-Backed Securities      9%    4%
        FHA Project Loans                             7%    5%
        Adjustable Rate Mortgages                     3%    5%
        Agency Multiple Class Mortgage Pass-Throughs  3%    4%
        Commercial Mortgage-Backed Securities         3%   --
        Principal Only Mortgage-Backed Securities     3%    3%
        Agency Mortgage Pass-Throughs                 2%    2%
        Non-Agency Multiple Class Mortgage Pass-Throu 2%    3%


     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.




Sincerely,


/s/ ROBERT S. KAPITO                   /s/ MICHAEL P. LUSTIG
--------------------                   ---------------------

Robert S. Kapito                       Michael P. Lustig
Vice Chairman and Portfolio Manager    Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.




               THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
  Symbol on New York Stock Exchange:                                  BNA
  Initial Offering Date:                                       December 20, 1991
  Closing Stock Price as of October 31, 1998:                        $  9.875
  Net Asset Value as of October 31, 1998:                            $ 11.88
  Yield on Closing Stock Price as of October 31, 1998 ($9.875)1:        8.51%
  Current Monthly Distribution per Share2:                           $  0.0700
  Current Annualized Distribution per Share2:                        $  0.8400

1 Yield  on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998





                      PRINCIPAL
RATING*                AMOUNT                                                    VALUE
(UNAUDITED)             (000)                      DESCRIPTION                  (NOTE 1)
=============== ==================== ======================================= =============
                                     LONG-TERM INVESTMENTS-138.2%
                                     UNITED STATES SECURITIES-71.4%
                                     MORTGAGE PASS-THROUGHS-11.6%
                                     Federal Home Loan Mortgage Corp.,
                    $     9,148       6.50%, 01/01/28-02/01/28 ............. $ 9,219,244
                                     Federal Housing Administration,
                                      GMAC,
                          2,162       Series 37, 7.43%, 5/01/22 ............   2,292,015
                          1,250       Series 44, 7.43%, 8/01/22 ............   1,328,011
                          1,646       Series 59, 7.43%, 7/01/21 ............   1,711,661
                            719       Series 65, 7.43%, 2/01/23 ............     748,781
                                      Merrill,
                          2,924       Series 29, 7.43%, 10/01/20 ...........   3,037,895
                         24,139       Series 42, 7.43%, 9/01/22 ............  25,139,170
                                      Reilly,
                          2,232       Series B-11, 7.40%, 4/01/21 ..........   2,352,985
                                      Westmore Project 8240,
                          2,295        7.25%, 4/01/21 ......................   2,408,490
                                     Government National Mortgage
                                     Association,
                          1,780       8.00%, 4/15/24-11/15/25 ..............   1,845,670
                                                                             -----------
                                                                              50,083,922
                                                                             -----------
                                     MULTIPLE CLASS MORTGAGE
                                     PASS-THROUGHS-16.8%
                                     Countrywide Funding Corporation,
Aaa                       3,240       Series 1993-7, Class 7-AS3,
                                      11/25/23 (ARM) .......................   3,467,114
AAA                       1,696       Series 1993-10, Class 10-A8,
                                      1/25/24 (ARM) ........................   1,663,393
AA                       12,614++    DLJ Mortgage Acceptance Corp.,
                                      Series 1998-2, Class A1, 6/19/28......  12,631,926
                                     Federal Home Loan Mortage Corp.,
                                      Multiclass Mortgage Participation
                                      Certificates,
                          7,500@      Series 1104, Class 1104-L,
                                      6/15/21 ..............................   7,906,875
                          8,736       Series 1353, Class 1353-S,
                                      8/15/07 (I) ..........................     938,718
                          3,739       Series 1379, Class 1379-P,
                                      8/15/18 (I) ..........................     309,737
                            717       Series 1590, Class 1590-OA,
                                      10/15/23 (ARM) .......................     818,047
                          1,225       Series 1590, Class 1590-T,
                                      10/15/23 (ARM) .......................     961,874
                          1,272       Series 1609, Class 1609-LN,
                                      11/15/23 (ARM) .......................   1,231,674
                          1,000       Series 1611, Class 1611-JC,
                                      10/15/22 (I) .........................   1,040,000
                          2,967       Series 1673, Class 1673-SD,
                                      2/15/24 (ARM) ........................   3,070,278


                      PRINCIPAL
RATING*                AMOUNT                                                    VALUE
(UNAUDITED)             (000)                      DESCRIPTION                  (NOTE 1)
=============== ==================== ======================================= =============
                    $    20,000       Series 1809, Class 1809-SC,
                                      12/15/23 (I) ......................... $ 1,779,400
                          1,854       Series 1910, Class 1910-IC,
                                      5/15/25 (I) ..........................     371,747
                                     Federal Home Loan Mortage Corp.,
                                      Multiclass Mortgage Participation
                                      Certificates,
                         10,559       Series 1998-16, Class 16-PK,
                                      12/18/21 (I) .........................   1,418,624
                         23,646       Series 1998-27, Class 27-M,
                                      5/25/28 (I) ..........................   7,673,866
                          5,225       Series 2044, Class 2044-PF,
                                      6/15/20 (I) ..........................     988,142
                          3,763       Series 2062, Class 2062-QL,
                                      3/15/28 (I) ..........................   1,109,775
                          2,430       Series 2066, Class 2066-PJ,
                                      12/15/26 (I) .........................     479,037
                                     Federal National Mortgage Association,
                                      REMIC Pass-Through Certificates,
                          4,637++     Trust 1989-90, Class 90-E,
                                      12/25/19 .............................   4,898,838
                          1,345       Trust G1992-5, Class 5-H,
                                      1/25/22 (I) ..........................     358,833
                          3,338       Trust 1993-46, Class 46-S
                                      5/25/22 (I) ..........................     264,420
                          1,140       Trust 1993-139, Class 139-SY,
                                      8/25/23 (ARM) ........................   1,284,207
                          1,612       Trust 1993-170, Class 170-SC,
                                      9/25/08 (ARM) ........................   1,736,516
                          5,321       Trust 1993-202, Class 202-QA,
                                      6/25/19 (I) ..........................     437,352
                          2,900       Trust 1993-210, Class 210-A,
                                      1/25/23 ..............................   2,892,955
                          1,328       Trust 1993-256, Class 256-F,
                                      11/25/23 (ARM) .......................   1,297,803
                          5,083+      Trust 1995, Class 1995 10-Z,
                                      3/25/24 ..............................   5,115,389
                          2,100       Trust 1996-14, Class 14-M,
                                      10/25/21 .............................   1,906,401
                            751       Trust 1997-183, Class 183-SM,
                                      10/25/23 (ARM) .......................     754,141
                          4,500       Trust 1998-25, Class 25-PG,
                                      3/18/22 (I) ..........................     554,062
                          3,529       Trust 1998-45, Class 45-PL,
                                      3/18/24 (I) ..........................     782,895
AAA                       2,598      PNC Mortgage Securities Corp.,
                                      Mortgage Pass-Through,
                                      Series 1997-6, Class A2,
                                      7/25/27 (ARM) ........................   2,601,881
                                                                             -----------
                                                                              72,745,920
                                                                             -----------

See Notes to Financial Statements.
                                       5

                      PRINCIPAL
RATING*                AMOUNT                                                         VALUE
(UNAUDITED)             (000)                        DESCRIPTION                    (NOTE 1)
=============== ==================== ========================================== ================
                                     COMMERCIAL MORTGAGE-BACKED
                                     SECURITIES-6.6%
AAA                 $     8,864      Credit Suisse First Boston
                                      Mortgage Corp.,
                                      Trust 1997-C1, Class C1-AX,
                                      6/20/29** (I/O) ......................... $   896,137
                                     GMAC Commercial Mortgage
                                      Securities Inc., Mortgage
                                      Certificate,
Aaa                      18,839       Trust 1997-C1, Class C1-X,
                                      7/15/27 (I/O) ...........................   1,694,504
AAA                       5,000++     Trust 1998-C2, Class C2-A2,
                                      8/15/08 .................................   5,041,372
AAA                      68,890       Trust 1998-C2, Class C2-X,
                                      8/15/23 (I/O) ...........................   2,994,543
                                     Merrill Lynch Mortgage Investors
                                      Inc., Mortgage Pass-Through
                                      Certificate,
Aaa                      38,447       Trust 1996-C2, Class C2-IO,
                                      11/21/28 (I/O) ..........................   2,943,607
Aaa                      54,493       Trust 1998-C2, Class C2-IO,
                                      12/10/29 (I/O) ..........................   3,988,192
AAA                       6,028      Morgan Stanley Capital 1 Inc.,
                                      Trust 1997-HF1, Class HF1-X** (I/O)......     546,053
AAA                      10,000      Prudential Securities Secured
                                      Financing Corp.,
                                      Series 1998-C1, Class A1B,
                                      6.506%, 7/15/08 .........................  10,169,266
                                                                                -----------
                                                                                 28,273,674
                                                                                -----------
                                     STRIPPED MORTGAGE-BACKED
                                     SECURITIES-9.3%
AAA                     208,674      Countrywide Funding Corp.,
                                      Series 1998-6, Class X,
                                      6/25/13 (I/O) ...........................   1,825,897
                                     Federal Home Loan Mortgage Corp.,
                         10,226       Series 183, Class 183-IO,
                                      4/01/27 (I/O) ...........................   1,655,260
                         13,521       Series 192, Class 192-IO,
                                      2/01/28 (I/O) ...........................   2,647,202
                          5,169       Series 1254, Class 1254-Z,
                                      4/15/22 (I/O) ...........................   1,279,967
                          7,500       Series 1434, Class 1434-M,
                                      2/15/22 (I/O) ...........................   3,886,680
                          4,573       Series 1506, Class 1506-L,
                                      5/15/08 (I/O) ...................... ....     757,331
                          8,517       Series 1570, Class 1570-C,
                                      8/15/23 (P/O) ...........................   6,437,135
                          6,682       Series 1850, Class 1850-SA,
                                      2/15/24 (I/O) ...........................     694,777
                            960       Series 1857, Class 1857-PB,
                                      12/15/08 (P/O) ..........................     895,032
                          5,000       Series 1900, Class 1900-SV,
                                      8/15/08 (I/O) ...........................   1,030,100
                          7,000       Series 2002, Class 2002-HJ,
                                      10/15/08 (I/O) ..........................     692,700
                          6,297       Series 2009, Class 2009-HJ,
                                      10/15/22 (P/O) ..........................   4,390,494
                          6,482       Series 2080, Class 2080-PL,
                                      1/15/27 (I/O) ...........................   1,563,764


                      PRINCIPAL
RATING*                AMOUNT                                                         VALUE
(UNAUDITED)             (000)                        DESCRIPTION                    (NOTE 1)
=============== ==================== ========================================== ================
                                     Federal National Mortgage Association,
                                      REMIC Pass-Through Certificates,
                    $     1,774       Trust 279, Class 279-1,
                                      7/1/26 (P/O) ............................ $ 1,561,182
                          1,906       Trust 1992-5, Class 5-E,
                                      1/15/22 (I/O) ...........................     555,440
                          1,700       Trust 1993-196 Class 196-SC,
                                      10/25/08 ................................   1,852,881
                          7,500       Trust 1995-26, Class 26-SW,
                                      2/25/24 (I/O) ...........................   1,578,225
                          3,110       Trust 1996-38, Class 38-E,
                                      8/15/23 (P/O) ...........................   2,856,222
                            116       Trust 1996-44, Class 44-B,
                                      6/15/23 (P/O) ...........................     110,615
                         10,224       Trust 1997-65, Class 65-SG,
                                      6/15/23 (I/O) ...........................   1,202,911
                          1,502       Trust 1997-85, Class 85-LE,
                                      10/15/23 (P/O) ..........................   1,442,741
                          9,415       Trust 1998-48, Class 48-J,
                                      11/25/27 (I/O) ..........................     720,833
Aaa                       4,864      G.E. Capital Mortgage Services,
                                      Trust 1993-13, Class A2,
                                      10/25/08 (I/O) ..........................     196,213
                                                                                -----------
                                                                                 39,833,602
                                                                                -----------
                                     U.S. GOVERNMENT AND
                                     AGENCY SECURITIES-27.1%
                                     Overseas Private Investment Corp.,
                            290       5.46%, 5/29/12 ..........................     285,505
                            341       5.88%, 5/29/12 ..........................     342,932
                            220       6.27%, 5/29/12 ..........................     224,514
                            440       6.84%, 5/29/12 ..........................     459,816
                          3,481      Small Business Administration,
                                      Series 1996-20 K,
                                      6.95%, 11/01/16 .........................   3,689,765
                         51,570++    U.S. Treasury Bond,
                                      6.25%, 8/15/23 ..........................  57,709,924
                                     U.S. Treasury Notes,
                          2,420++     5.625%, 5/15/08 .........................   2,608,687
                          8,500+      6.125%, 8/15/07 .........................   9,384,510
                         28,350++     6.25%, 6/30/02 ..........................  30,104,014
                         10,600+      6.375%, 5/15/00 .........................  10,916,304
                            150       6.50%, 5/31/01 ..........................     157,829
                            610++     7.25%, 8/15/04 ..........................     695,876
                                                                                -----------
                                                                                116,579,676
                                                                                -----------
                                     Total United States Securities
                                      (cost $296,117,764)...................... 307,516,794
                                                                                -----------
                                     CANADIAN SECURITIES-65.9%
                                     CORPORATE BONDS-14.6%
A2                     C$15,000      Bell Canada, 7.00%, 9/24/27** ............  10,302,851
Aa3                       4,500      Canadian Imperial Bank Commerce,
                                      8.50%, 2/05/07 ..........................   3,174,964
Aa3                      10,000      Canadian Imperial Bank, Toronto,
                                      8.15%, 4/25/11 ..........................   7,368,827
A                        10,000      Credit Foncier De France,
                                      8.50%, 3/12/03 ..........................   7,183,688
A1                       12,000      Daimler Benz AG,
                                      9.50%, 10/30/01 .........................   8,650,429

See Notes to Financial Statements.
                                       6

                PRINCIPAL
RATING*           AMOUNT                                              VALUE
(UNAUDITED)       (000)                  DESCRIPTION                (NOTE 1)
============= ============= ==================================== ==============
                            CORPORATE BONDS-(CONT'D)
A1              C$10,000    Ford Credit Canada Limited,
                             5.66%, 11/19/01 ................... $ 6,497,732
A2                 5,000    Greater Toronto Airport Authority,
                             6.45%, 12/03/27 ...................   3,256,967
BB                10,500    Lindsey Morden Group Inc.,
                             7.00%, 6/16/08 ....................   6,554,504
A2                15,000    Transport Canada Pipe Lines Limited,
                             6.89%, 8/07/28 ....................   9,786,358
                                                                 -----------
                                                                  62,776,320
                                                                 -----------
                            CANADIAN MORTGAGES-2.6%
                  17,144    NHA Mortgage Backed Securities
                             Corp., Household Trust,
                             7.75%, 6/1/99 .....................  11,248,520
                                                                 -----------
                            CANADIAN GOVERNMENT SECURITIES-23.0%
                            Canada Government Bonds,
                  20,820     4.25%, 12/01/26 ...................  13,832,815
                   7,250     5.75%, 6/01/29 ....................   4,928,872
                  25,000++   6.00%, 6/01/08 ....................  17,341,218
                  35,000+    7.25%, 6/01/07 ....................  26,062,865
                  28,000     8.00%, 6/01/27 ....................  24,689,903
                  15,100     9.00%, 12/01/04 ...................  11,851,396
                                                                 -----------
                                                                  98,707,069
                                                                 -----------
                            CANADIAN PROVINCIAL SECURITIES-25.7%
                            NEW BRUNSWICK-5.1%
                            New Brunswick Province,
                  13,000     7.625%, 7/14/00 ...................   8,842,671
              $   14,600     10.125%, 10/31/11 .................  13,225,726
                                                                 -----------
                                                                  22,068,397
                                                                 -----------
                            NEWFOUNDLAND-1.9%
                C$10,000    Newfoundland Province,
                             8.45%, 2/05/26 ...................    8,259,365
                                                                 -----------
                            NOVA SCOTIA-3.2%
                  15,000    Nova Scotia Province,
                             9.60%, 1/30/22 ....................  13,894,783
                                                                 -----------
                            ONTARIO-7.9%
                  10,000    Hamilton Wentworth Regional
                             Municipality,
                             7.00%, 6/06/01 ....................   6,790,667
                  25,000    Ontario Province,
                             7.60%, 6/02/27 ....................  19,823,396
                  10,000    Toronto Metropolitan Municipality,
                             7.75%, 12/01/05 ...................   7,356,060
                                                                 -----------
                                                                  33,970,123
                                                                 -----------
                            PRINCE EDWARD ISLAND-2.5%
                  13,000    Prince Edward Island Province,
                             8.50%, 10/27/15 ...................  10,665,645
                                                                 -----------
                            QUEBEC-1.7%
                  10,000    Quebec Province,
                             7.50%, 12/01/03 ...................   7,102,398
                                                                 -----------
                            SASKATCHEWAN-3.4%
                  20,000    Saskatchewan Province,
                             7.50%, 12/19/05 ...................  14,632,145
                                                                 -----------
                            Total Canadian Provincial Securities
                             (cost $112,470,159)................ 110,592,856
                                                                 -----------


   NOTIONAL
    AMOUNT                                                     VALUE
     (000)                    DESCRIPTION                     (NOTE 1)
============== ========================================= =================
               Total Canadian Securities
                (cost $292,053,374)..................... $283,324,765
                                                         ------------
               CALL OPTIONS PURCHASED-0.9%
$  52,000      Interest Rate Swap, 5.85% over
               3-month LIBOR, expires 8/07/00 ..........     1,948,263
  100,000      Interest Rate Swap,
               5.25% over 3-month LIBOR,
               expires 9/24/01                               1,938,000
                                                          ------------
               Total Call Options Purchased
                (cost $2,980,200).......................    3,886,263
                                                         ------------
               Total Investments before
                outstanding call and Put options
                written-138.2%
                (cost $591,151,338).....................   594,727,822
                                                          ------------
               WRITTEN OPTIONS-(0.0%)
               CALL OPTION
C$(50,000)     Canadian Dollar @ 1.53
               expires 11/09/1998 ......................     (113,415)
               PUT OPTION
  (50,000)     Canadian Dollar @ 1.55 expires
               11/09/1998 ..............................     (168,503)
                                                         ------------
               Total Options Written (premium
               received $380,632).......................     (281,918)
                                                         ------------
               Total investments net of outstanding
               options written-138.2% ..................   594,445,904
               Liabilities in excess of other
                assets-(38.2%) ......................... (164,338,888)
                                                         ------------
               NET ASSETS-100% ......................... $430,107,016
                                                         ============

---------------------
 *  Using the higher of Standard & Poor's or Moody's rating.
**  Private placement restricted as to resale.
 + Partial principal amount pledged as collateral for reverse repurchase agreements.
++ Entire principal amount pledged as collateral for reverse repurchase agreements.
 @  Entire principal amount pledged as collateral for futures transactions.


                                      KEY TO ABBREVIATIONS
         ARM   - Adjustable Rate Mortgage.
           I   - Denotes a CMO with Interest only characteristics.
         I/O   - Interest only.
       LIBOR   - London InterBank Offer Rate.
         P/O   - Principal only.
       REMIC   - Real Estate Mortgage Investment Conduit.


See Notes to Financial Statements.
                                       7

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $591,151,338) (Note 1) .........   $594,727,822
Canadian dollars, at value (cost $8,719,037)................      8,716,776
Cash .......................................................         60,941
Interest receivable ........................................     10,668,179
Receivable for investments sold ............................      1,400,693
Interest rate caps, at value
  (amortized cost $532,331) (Notes 1 & 3)...................        123,375
Forward currency contracts-amount receivable
  from counterparties ......................................         24,601
                                                               -------------
                                                                615,722,387
                                                               -------------
LIABILITIES
Reverse repurchase agreements (Note 4) .....................    173,519,502
Payable for investments purchased ..........................     10,802,729
Interest payable ...........................................        280,748
Investment advisory fee payable (Note 2) ...................        221,407
Options written, at value
  (premium received $380,632)...............................        281,918
Administration fee payable (Note 2) ........................         36,901
Due to broker-variation margin .............................         23,600
Other accrued expenses .....................................        448,566
                                                               -------------
                                                                185,615,371
                                                               -------------
NET ASSETS .................................................   $430,107,016
                                                               =============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................   $    362,071
 Paid-in capital in excess of par ..........................    442,700,715
                                                               -------------
                                                                443,062,786
 Accumulated net realized loss on investments ..............       (867,738)
 Net unrealized appreciation on investments ................     27,211,914
 Accumulated net realized and unrealized
   foreign currency loss ...................................    (39,299,946)
                                                               -------------
Net assets, October 31, 1998 ...............................   $430,107,016
                                                               =============
Net asset value per share:
 ($430,107,016 [div] 36,207,093 shares of
  common stock issued and outstanding) .....................   $      11.88
                                                               =============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
  $4,192,199 and net of interest expense of
  $9,462,311)................................. $32,299,547
Expenses
  Investment advisory ........................   2,672,684
  Administration .............................     445,447
  Custodian ..................................     276,000
  Reports to shareholders ....................     200,000
  Directors ..................................      85,000
  Audit ......................................      72,000
  Transfer agent .............................      45,000
  Miscellaneous ..............................     116,658
                                               -----------
  Total operating expenses ...................   3,912,789
                                               -----------
Net investment income ........................  28,386,758
                                               -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTE 3)
Net realized gain (loss) on:
  Investments ................................  19,892,202
  Futures ....................................  (3,624,665)
  Short sales ................................    (679,541)
  Written options ............................    (628,692)
  Interest rate caps .........................  (1,056,957)
  Foreign currency ........................... (16,084,825)
                                               -----------
                                                (2,182,478)
                                               -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ................................  (9,815,646)
  Futures ....................................   1,671,681
  Short sales ................................     529,265
  Written options ............................   1,608,313
  Interest rate caps .........................     601,954
  Foreign currency ........................... (11,698,598)
                                               -----------
                                               (17,103,031)
                                               -----------
Net loss on investments and foreign currency
  transactions ............................... (19,285,509)
                                               -----------

NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS ............. $ 9,101,249
                                               ===========


See Notes to Financial Statements.
                                       8

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
(INCLUDING FOREIGN CURRENCY)
Cash flows provided by operating activities:
  Interest received .......................................... $ 45,457,624
  Operating expenses paid ....................................   (3,859,995)
  Interest expense paid on reverse repurchase
   agreements ................................................   (9,976,719)
  Purchases of short-term portfolio
   investments including options, net ........................   (1,194,000)
  Purchases of long-term portfolio investments ............... (869,149,447)
  Proceeds from disposition of long-term
   portfolio investments .....................................  912,224,685
  Variation margin on futures ................................   (2,018,747)
                                                               ------------
  Net cash flows provided by operating activities ............   71,483,401
                                                               ------------
Cash flows used for financing activities:
 Decrease in reverse repurchase agreements ...................  (32,606,567)
 Cash dividends paid .........................................  (30,587,826)
                                                               ------------
 Net cash flows used for financing activities ................  (63,194,393)
                                                               ------------
Net realized and unrealized foreign currency loss ............   (1,852,047)
                                                               ------------
Net increase in cash and foreign currency ....................    6,436,961
Cash and foreign currency, at beginning of year ..............    2,340,756
                                                               ------------
Cash and foreign currency, at end of year .................... $  8,777,717
                                                               ============
RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS (INCLUDING FOREIGN
CURRENCY) PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations ......... $  9,101,249
                                                               ------------
Decrease in investments ......................................   31,145,061
Net realized loss ............................................    2,182,478
Decrease in unrealized appreciation ..........................   17,103,031
Decrease in deposits with brokers as
 collateral for investments sold short .......................   39,769,217
Increase in interest receivable ..............................     (496,433)
Decrease in receivable for investments sold ..................   48,224,106
Increase in receivable for forward
 currency contracts ..........................................     (736,193)
Decrease in interest rate caps ...............................    1,123,375
Decrease in variation margin payable .........................      (65,763)
Decrease in payable for investments purchased ................  (63,785,045)
Increase in dollar roll payable ..............................    9,009,438
Decrease in payable for securities sold short ................  (18,830,624)
Decrease in interest payable .................................     (514,408)
Decrease in payable for options written ......................   (1,798,882)
Increase in accrued expenses and other liabilities ...........       52,794
                                                               ------------
  Total adjustments ..........................................   62,382,152
                                                               ------------
Net cash flows provided by operating activities .............. $ 71,483,401
                                                               ============

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                 YEAR ENDED OCTOBER 31,
INCREASE (DECREASE)                        ----------------------------------
                                                 1998               1997
IN NET ASSETS                              ----------------   ---------------
Operations:

  Net investment income ................   $ 28,386,758       $ 32,136,760

  Net realized gain (loss) .............     (2,182,478)        46,282,519

  Net change in unrealized
   appreciation (depreciation) .........    (17,103,031)       (42,981,198)
                                           ------------       ------------
  Net increase in net
   assets resulting from
   operations ..........................      9,101,249         35,438,081

  Dividends and distributions
   (Note 1):

  Dividends from net investment
   income ..............................    (29,405,797)       (30,413,427)

  Distributions in excess
   of net investment income ............     (1,007,535)                --
                                           ------------       ------------

  Total increase (decrease) ............    (21,312,083)         5,024,654

NET ASSETS
  Beginning of year ....................    451,419,099        446,394,445
                                           ------------       ------------
  End of year ..........................   $430,107,016       $451,419,099
                                           ============       ============

See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------
                                                                 1998         1997         1996         1995         1994
                                                             ------------ ------------ ------------ ------------ ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........................   $  12.47     $  12.33     $  11.36     $  10.07     $  12.34
                                                               --------     --------     --------     --------     --------
Net investment income (net of interest expense of
 $0.26, $0.22, $0.41, $0.35, and $0.26, respectively).......       0.78         0.89         0.93         0.89         1.09
Net realized and unrealized gain (loss) ....................      (0.53)        0.09         0.92         1.37        (2.28)
                                                               --------     --------     --------     --------     --------
Net increase (decrease) from investment operations .........       0.25         0.98         1.85         2.26        (1.19)
                                                               --------     --------     --------     --------     --------
Less dividends and distributions:
 Dividends from net investment income ......................      (0.81)       (0.84)       (0.29)          --        (1.03)
 Distributions in excess of net investment income ..........      (0.03)          --           --           --           --
 Return of capital distributions ...........................         --           --        (0.59)       (0.97)       (0.05)
                                                               --------     --------     --------     --------     --------
Total dividends and distributions ..........................      (0.84)       (0.84)       (0.88)       (0.97)       (1.08)
                                                               --------     --------     --------     --------     --------
Net asset value, end of year* ..............................   $  11.88     $  12.47     $  12.33     $  11.36     $  10.07
                                                               ========     ========     ========     ========     ========
Per share market value, end of year* .......................   $   9.88     $  10.56     $  10.13     $  10.13     $   9.13
                                                               ========     ========     ========     ========     ========
TOTAL INVESTMENT RETURN+ ...................................       1.34%       13.23%        9.48%       22.88%      (21.62%)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses (a) .....................................       0.88%        0.93%        0.97%        0.96%        1.01%
Net investment income ......................................       6.39%        7.30%        8.24%        8.58%        9.92%
SUPPLEMENTAL DATA:
Average net assets (in thousands) ..........................   $444,051     $440,465     $409,644     $374,975     $397,651
Portfolio turnover .........................................        153%         146%         151%          78%          70%
Net assets, end of year (in thousands) .....................   $430,107     $451,419     $446,394     $411,295     $364,749
Reverse repurchase agreements outstanding,
 end of year (in thousands) ................................   $173,520     $206,126     $217,135     $202,703     $142,450
Asset coverage++ ...........................................   $  3,479     $  3,190     $  3,056     $  3,028     $  3,561

----------
 *  NAV and market value published in The Wall Street Journal each Monday.
(a) The  ratios  of  operating expenses, including interest expense, to average net  assets  were  3.01%,  2.74%,  4.63%,  4.34%,  and  3.36% for the years indicated above, respectively.
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++  Per $1,000 of reverse repurchase agreement outstanding.
The information above represents the audited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock North American Government Income Trust Inc., (the "Trust"), a Maryland corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Futures contracts are valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.


      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased.
Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

      Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

       (i)   market   value   of   investment   securities,   other  assets  and
             liabilities-at the New York City noon rates of exchange.

       (ii)   purchases   and   sales   of  investment  securities,  income  and
              expenses-at the rates of exchange prevailing on the respective dates of such transactions.

      The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

      Net realized and unrealized foreign exchange losses of $27,783,423 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

      Foreign   security   and   currency   transactions   may  involve  certain
considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

      The exchange rate for the Canadian dollar at October 31, 1998 was US$ 0.6481 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method. Dividend income is recorded on the ex-dividend date.

TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

      No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly from net investment income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1998 the Trust decreased paid-in capital in excess of par by $1,007,535, increased undistributed net investment income by $556,902, increased accumulated net realized losses on investments by $162,996, and decreased accumulated net realized and unrealized foreign currency gain (loss) by $613,629 for realized foreign currency losses incurred during the year ended October 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNCBank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES AND OTHER INVESTMENTS

     Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 aggregated $932,934,492 and $915,586,110, respectively.

      The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At October 31, 1998, the Trust held 1.91% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The United States federal income tax basis of the Trust's investments at October 31, 1998 was $567,429,526, and accordingly, net unrealized appreciation for federal income tax purposes was $27,298,296 (gross unrealized appreciation $33,092,501; gross unrealized depreciation $5,794,205).

      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $645,300 which will expire in 2004 . Such carryforward is after utilization of approximately $15,947,700 to offset the Trust's net taxable gains recognized in the year ended October 31, 1998. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      Details of open financial futures contracts at October 31, 1998 are as follows:



                                                       VALUE AT         VALUE AT
NUMBER OF                             EXPIRATION         TRADE        OCTOBER 31,      UNREALIZED
CONTRACTS             TYPE               DATE            DATE             1998        DEPRECIATION
-----------   --------------------   ------------   --------------   -------------   -------------
Short position:
     51           Eurodollar          Dec. '98      $11,929,320      $12,110,588     $(181,268)
Long position:
     38       30 Yr. U.S. T-Note      Dec. '98        5,031,638        4,898,438      (133,200)
                                                                                     ---------
                                                                                     $(314,468)
                                                                                     =========

      Details of open forward currency contracts at October 31, 1998 are as follows:



                                   VALUE AT         VALUE AT
 SETTLEMENT       CONTRACT        SETTLEMENT      OCTOBER 31,      UNREALIZED
    DATE         TO RECEIVE          DATE             1998        APPRECIATION
------------   --------------   --------------   -------------   -------------
Purchase:
  11/30/98     $30,000,000      $19,417,476      $19,442,077        $24,601

      The Trust entered into one interest rate cap. Under the agreements the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the agreement. Details of the cap at October 31, 1998 are as follows:



  NOTIONAL                                                           VALUE AT
   AMOUNT       FIXED                    TERMINATION   AMORTIZED   OCTOBER 31,    UNREALIZED
    (000)       RATE     FLOATING RATE       DATE         COST         1998      DEPRECIATION
------------ ---------- --------------- ------------- ----------- ------------- -------------
$  25,000    6.00%      3 month LIBOR   2/19/02        $532,331      $123,375    $ (408,956)

       Details of open swaptions at October 31, 1998 are as follows:



 NOTIONAL                                                                              VALUE AT
  AMOUNT                 FIXED         FLOATING       TERMINATION                     OCTOBER 31,
   (000)      TYPE       RATE            RATE             DATE            COST           1998
----------   ------   ----------   ---------------   -------------   -------------   ------------
$52,000      Call     5.85%        3 month LIBOR     08/09/10        $1,084,200      $1,948,263
100,000      Call     5.25%        3 month LIBOR     09/26/11         1,896,000       1,938,000

NOTE  4.  BORROWINGS

     REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average daily balance of United States reverse repurchase agreements outstanding during the year ended October 31, 1998 was approximately $114,302,427 at a weighted average interest rate of approximately 5.44%. Also, the average daily balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 1998 was approximately C$84,277,224 at a weighted average interest rate of 4.36%.

      The maximum amount of total reverse repurchase agreements outstanding at any month-end during the period was $185,016,789 as of June 30, 1998, which was 30% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date

      The average daily balance of dollar rolls outstanding during the year ended October 31, 1998 was approximately $249,354. The maximum amount of dollar rolls oustanding at any month-end during the period was $9,329,016 as of February 28, 1998 which was 1.52% of total assets.


NOTE  5.  CAPITAL

     There are 200 million shares of $.01 par value common stock authorized. Of the 36,207,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares.


NOTE  6.  DIVIDENDS

     Subsequent to October 31, 1998, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.07 per share payable November 30, 1998 to shareholders of record on November 16, 1998.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock North American Government Income Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American
Government Income Trust Inc. (the "Trust") as of October 31, 1998 and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 1998 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



[GRAPHIC OMITTED]



DELOITTE & TOUCHE LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------
     We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1998.


     During the fiscal year ended October 31, 1998, the Trust paid dividends and distributions of $.84 per share from ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1998 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.


     For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1998.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.


     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.


     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.


     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income taxes that may be payable on such dividends or distributions.


     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incure costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it expects to have fully tested its systems for Year 2000 compliance by December 31, 1998. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness
Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.


WHO MANAGES THE TRUST?

BlackRock   Financial   Management,  Inc.  ("BlackRock")  is  an  SEC-registered
investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be approximately 65% and 75%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the asset of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?

Does  the  Trust  Pay  Dividends Regularly? The Trust's shares are traded on the
New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331|M/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S. SECURITIES. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                   GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-BACKED     Mortgage  instruments  with  interest  rates
SECURITIES (ARMS):                  that adjust at periodic intervals at a fixed
                                    amount  over the market  levels of  interest
                                    rates as  reflected  in  specified  indexes.
                                    ARMS are backed by mortgage loans secured by
                                    real property.

ASSET-BACKED SECURITIES:            Securities   backed  by  various   types  of
                                    receivables  such as  automobile  and credit
                                    card receivables.

CANADIAN MORTGAGE SECURITIES:       Canadian  Mortgage   instruments  which  are
                                    guaranteed by the Canadian  Mortgage Housing
                                    Corporation  (CMHC), a federal agency backed
                                    by the full faith and credit of the Canadian
                                    Government.

CLOSED-END FUND:                    Investment  vehicle which initially offers a
                                    fixed number of shares and trades on a stock
                                    exchange. The fund invests in a portfolio of
                                    securities  in  accordance  with its  stated
                                    investment objectives and policies.

COLLATERALIZED                      Mortgage-backed  securities  which  separate
MORTGAGE OBLIGATIONS (CMOS):        mortgage  pools  into  short,   medium,  and
                                    long-term    securities    with    different
                                    priorities  for  receipt  of  principal  and
                                    interest.  Each  class  is paid a  fixed  or
                                    floating   rate  of   interest   at  regular
                                    intervals.   Also  known  as  multiple-class
                                    mortgage pass-throughs.

DISCOUNT:                           When a fund's  net  asset  value is  greater
                                    than its stock  price the fund is said to be
                                    trading at a discount.

DIVIDEND:                           This is income  generated by securities in a
                                    portfolio and  distributed  to  shareholders
                                    after the deduction of expenses.  This Trust
                                    declares  and pays  dividends  on a  monthly
                                    basis.

DIVIDEND REINVESTMENT:              Shareholders   may   elect   to   have   all
                                    distributions of dividends and capital gains
                                    automatically   reinvested  into  additional
                                    shares of the Trust.

FHA:                                Federal Housing Administration, a government
                                    agency that facilitates a secondary mortgage
                                    market   by   providing   an   agency   that
                                    guarantees  timely  payment of interest  and
                                    principal on mortgages.

FHLMC:                              Federal Home Loan  Mortgage  Corporation,  a
                                    publicly    owned,    federally    chartered
                                    corporation  that  facilitates  a  secondary
                                    mortgage market by purchasing mortgages from
                                    lenders  such as  savings  institutions  and
                                    reselling  them to  investors  by  means  of
                                    mortgage-backed  securities.  Obligations of
                                    FHLMC  are  not   guaranteed   by  the  U.S.
                                    government,  however;  they  are  backed  by
                                    FHLMC's  authority  to borrow  from the U.S.
                                    government. Also known as Freddie Mac.

FNMA:                               Federal  National  Mortgage  Association,  a
                                    publicly    owned,    federally    chartered
                                    corporation  that  facilitates  a  secondary
                                    mortgage market by purchasing mortgages from
                                    lenders  such as  savings  institutions  and
                                    reselling  them to  investors  by  means  of
                                    mortgage-backed  securities.  Obligations of
                                    FNMA   are  not   guaranteed   by  the  U.S.
                                    government,  however;  they  are  backed  by
                                    FNMA's  authority  to  borrow  from the U.S.
                                    government. Also known as Fannie Mae.

GNMA:                               Government National Mortgage Association,  a
                                    government   agency   that   facilitates   a
                                    secondary  mortgage  market by  providing an
                                    agency  that  guarantees  timely  payment of
                                    interest and principal on mortgages.  GNMA's
                                    obligations  are supported by the full faith
                                    and credit of the U.S. Treasury.  Also known
                                    as Ginnie Mae.

GOVERNMENT SECURITIES:              Securities  issued or guaranteed by the U.S.
                                    government,   or  one  of  its  agencies  or
                                    instrumentalities,  such as GNMA (Government
                                    National   Mortgage    Association),    FNMA
                                    (Federal National Mortgage  Association) and
                                    FHLMC    (Federal    Home   Loan    Mortgage
                                    Corporation).

INTEREST-ONLY SECURITIES (I/O):     Mortgage  securities  that  receive only the
                                    interest cash flows from an underlying  pool
                                    of mortgage loans or underlying pass-through
                                    securities. Also known as a STRIP.

INVERSE-FLOATING RATE MORTGAGES:    Mortgage   instruments   with  coupons  that
                                    adjust at periodic intervals  according to a
                                    formula which sets  inversely  with a market
                                    level interest rate index.

MARKET PRICE:                       Price per share of a security trading in the
                                    secondary  market.  For a  closed-end  fund,
                                    this is the  price at which one share of the
                                    fund  trades on the stock  exchange.  If you
                                    were to buy or sell shares, you would pay or
                                    receive the market price.

MORTGAGE DOLLAR ROLLS:              A mortgage  dollar roll is a transaction  in
                                    which  the  Trust  sells  mortgage-   backed
                                    securities for delivery in the current month
                                    and  simultaneously  contracts to repurchase
                                    substantially   similar  (although  not  the
                                    same) securities on a specified future date.
                                    During the "roll" period, the Trust does not
                                    receive  principal and interest  payments on
                                    the  securities,   but  is  compensated  for
                                    giving up these  payments by the  difference
                                    in the  current  sales  price (for which the
                                    security  is sold) and lower  price that the
                                    Trust pays for the  similar  security at the
                                    end date as well as the  interest  earned on
                                    the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:             Mortgage-backed  securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:       Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):              Net asset value is the total market value of
                                    all  securities  held  by  the  Trust,  plus
                                    income accrued on its investments, minus any
                                    liabilities   including   accrued  expenses,
                                    divided by the total  number of  outstanding
                                    shares.  It is  the  underlying  value  of a
                                    single share on a given day. Net asset value
                                    for  the  Trust  is  calculated  weekly  and
                                    published  in BARRON'S  on Saturday  and THE
                                    WALL STREET JOURNAL each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):    Mortgage  securities  that  receive only the
                                    principal cash flows from an underlying pool
                                    of mortgage loans or underlying pass-through
                                    securities. Also known as a STRIP.

PROJECT LOANS:                      Mortgages   for   multi-family,    low-   to
                                    middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

RESIDUALS:                          Securities   issued   in   connection   with
                                    collateralized   mortgage  obligations  that
                                    generally  represent  the  excess  cash flow
                                    from the mortgage assets  underlying the CMO
                                    after  payment of principal  and interest on
                                    the  other  CMO   securities   and   related
                                    administrative expenses.

REVERSE REPURCHASE AGREEMENTS:      In a reverse repurchase agreement, the Trust
                                    sells  securities  and agrees to  repurchase
                                    them at a  mutually  agreed  date and price.
                                    During  this time,  the Trust  continues  to
                                    receive the principal and interest  payments
                                    from that security.  At the end of the term,
                                    the Trust receives the same  securities that
                                    were sold for the same initial dollar amount
                                    plus  interest  on the cash  proceeds of the
                                    initial sale.

STRIPPED MORTGAGE                   Arrangements  in which a pool of  assets  is
BACKED SECURITIES:                  separated  into  two  classes  that  receive
                                    different  proportions  of the  interest and
                                    principal   distribution   from   underlying
                                    mortgage-backed  securities.  IO's  and PO's
                                    are examples of STRIPs.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------
TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
PERPETUAL TRUSTS                                              ----------   ---------
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                BBT        12/98
The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
PERPETUAL TRUSTS                                                     ---------   ---------
Tax-Exempt Trusts
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                 OR CONSULT WITH YOUR FINANCIAL ADVISOR.

                                       25

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------
     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $122 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 410, domiciled in the United States and overseas.

     BlackRock's  fixed  income  product  was  introduced  in  1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.
















                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

                                    BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein


OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY


INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM


ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077


CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434


LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                          THE BLACKROCK NORTH AMERICAN
                            GOVERNMENT INCOME TRUST
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM


[logo] Printed on recycled paper                                     092475-10-2

--------------------------------------------------------------------------------
THE BLACKROCK
NORTH AMERICAN
GOVERNMENT
INCOME TRUST INC.
--------------------------------------------------------------------------------
ANNUAL REPORT
OCTOBER 31, 1998